Exhibit 99.3

Enters the Dynamic South Florida Market with the Acquisition of Gibraltar Financial Corporation

April 19, 2005

Forward Looking Statements

Statements in this presentation that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include, but are not limited to, statements about the benefits of the transaction, its timing, future operations, market position or prospects; statements regarding strategic growth rates; the strength of the Company’s and Gibraltar’s business and the quality of the Company’s and Gibraltar’s loan portfolio. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.

These factors include, among others, the risk that the transaction may not be consummated on a timely basis or at all, changes in the interest rate environment which may reduce interest margins and adversely impact net interest income; adverse conditions in the capital markets and the impact of such conditions on Boston Private’s asset management activities; competitive pressures from other financial institutions; the effects of national and local economic conditions; the risk that the businesses will not be successfully integrated; the ability to obtain the required approvals; the risk that expected business synergies may not be realized; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and risks related to the identification and implementation of acquisitions, as well as the other risks and uncertainties detailed in Boston Private’s Annual Report on Form 10-K and other filings submitted to the Securities and Exchange Commission. Boston Private does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Boston Private’s Strategic Vision

Build a national wealth management enterprise

Focus on regions with attractive wealth generating characteristics Create clusters of independent affiliates Offer comprehensive sets of financial products and advice Lead with private banking as the “Centerpiece” in each region

Gibraltar is the ideal strategic partner for Boston Private in Florida and the Southeast

Strategic Vision and Targeted Regions

Existing franchises/pending acquisitions Identified geographies for potential expansion

Pacific Northwest

Northern California

Southern California

Denver

Texas

New England

Chicago

NY Metro

Philadelphia

DC / VA / MD

Atlanta

Florida

Expansion

1. Identify top wealth management regions

2. Replicate business model

3. Form “clusters” of top-tier companies

Growth

4. Invest in organic growth

5. Adopt synergies where possible

6. Use “endorsement” marketing

National Franchise

NEW ENGLAND

Boston Private Bank & Trust Westfield Capital Management RINET Company Boston Private Value Investors

NEW YORK METRO

Dalton, Greiner, Hartman & Maher KLS Professional Advisors

PACIFIC NORTHWEST

Coldstream Capital

NORTHERN CALIFORNIA

Borel Private Bank & Trust Sand Hill Advisors Bingham, Osborn & Scarborough

SOUTHERN CALIFORNIA

First State Private Bank of California

Pro Forma

Twelve affiliates Six geographic regions $4.3B balance sheet assets $21.7B in assets under management

FLORIDA

Gibraltar Bank

The Right Company in the Right Market

Uniquely aligned business models

Exceptional client service Disciplined credit culture Growing wealth management presence Results-oriented management Common culture

Immediate penetration into high growth, high-net-worth South Florida marketplace

Gibraltar Bank at a Glance

“Respect, trust and loyalty … the rest will follow”

An exceptional, established private bank focused on residential lending, commercial lending and wealth management Led by a committed, high-performing management team Founded in 1994, assets have grown from $40 million to approximately $1 billion in 10 years Five offices in high-net-worth areas of rapidly growing South Florida Valuable wealth management franchise with $620 million in AUM Demonstrated record of high performance

32% compound annual growth rate in earnings since 2000 18.1%(1) 2004 ROE

(1) Fully taxed earnings at a 39% tax rate; Gibraltar is currently an “S” corporation

High Growth Market Demographics

Florida’s growth leads the nation

2004 statewide job growth of 3.5% was twice the national average of 1.8% Projected to have the third highest level of population growth among states from 2004 to 2009

Miami-Dade and Broward Counties are the two most populated counties in Florida

Miami-Dade County is a $54.4 billion deposit market Broward County is a $21.8 billion deposit market

Coral Gables, the Company’s headquarters location and primary market, is one of Florida’s most affluent communities

2004 median household income was 84% higher than the national median 38% of the population has a household income greater than $100,000

Favorable Office Locations

12/31/2004 Households with*

Year Deposits Income Home Values

Opened ($000s) > $200,000 > $1,000,000

Miami—Downtown 1995 $195,264 4,042 559

Coral Gables—Alhambra Circle 1995 188,678 7,498 1,210

Coral Gables—San Ignacio Ave. 1998 176,564 5,868 944

Ft. Lauderdale 2003 80,645 3,314 737

Key Largo 1998 62,383 139 35

Totals $703,534 20,861 3,485

Gibraltar’s offices are strategically located in high-net-worth communities with increasing home values and high income levels

Source: U.S. Census data 2000

Deposit data from Company as of 12/31/2004

* Households located within a 5 mile radius of branch location

Consistent Record of Growth

($000s)

Assets $1,000,000 $900,000 $800,000 $700,000 $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $0 $395,819 $515,106 $647,788 $707,976 $888,214

2000 2001 2002 2003 2004

22% CAGR

Deposits

25% CAGR

$800,000 $700,000 $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $0

2000 2001 2002 2003 2004 $292,416 $378,703 $548,733 $599,271 $703,534

Loans $900,000 $800,000 $700,000 $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $0

24% CAGR

$362,590 $489,872 $604,441 $666,289 $843,771

2000 2001 2002 2003 2004

Net Income(1)

32% CAGR

$9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 $2,779 $4,280 $5,352 $6,369 $8,468

2000 2001 2002 2003 2004

Source: SNL Financial and Company

(1) Fully taxed earnings at a 39% tax rate; Gibraltar is currently an “S” corporation

Consistent Performance Record

ROAE(1)

20% 18% 16% 14% 12% 10% 8% 6% 4% 2% 0%

11.6%

17.1%

18.0%

17.2%

18.1%

2000 2001 2002 2003 2004

Net Interest Margin

6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

4.50%

4.42%

4.08%

4.20%

4.39%

2000 2001 2002 2003 2004

Efficiency Ratio

66% 64% 62% 60% 58% 56% 54% 52% 50%

63.8%

62.2%

63.4%

65.1%

62.0%

2000 2001 2002 2003 2004

Source: SNL Financial and Company

(1) Fully taxed earnings at a 39% tax rate; Gibraltar is currently an “S” corporation

11

ROAA(1)

1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0%

0.84%

0.94%

0.91%

0.93%

1.05%

2000 2001 2002 2003 2004

Attractive Business Mix

Diversified Loan Portfolio Yield on Loans: 5.91%

HELOC 11.4%

C&I 3.2%

Consumer 5.7%

Construction 12.8%

1-4 Family RE

37.0%

Multifamily RE

7.2%

Loans $860 million

Low Cost Funding Base Cost of Deposits: 1.22%

Commercial RE

22.5%

Savings 0.7%

CDs 13.8%

Money Market 42.5%

Non Interest Bearing 21.9%

Interest Bearing Checking 21.1%

Deposits $845 million

Source: Company as of 3/31/05

Growth Prospects

Strong presence in exceptional, high-growth private banking markets Platform is poised for additional growth Capital constraints removed Opportunity to gain market share from competitors

Leverage existing Boston Private client ties to the Florida market and broad product offerings

Federal thrift charter facilitates exportable business model

Transaction Summary

Aggregate transaction value: $245 million(1)

Stock consideration: 4.255 million BPFH shares

Cash consideration: $130 million

Value of option consideration: $16 million

Cash break up fee: $11.5 million

Estimated pre-tax synergies in 2006: $1.9 million

Estimated after-tax one-time merger charges: $6 million

Expected closing: Early 4th Quarter 2005

Gibraltar governance: * Steve Hayworth will remain as

CEO and head BPFH’s

Southeast geographic region

* Steve Hayworth has executed a

multi-year contract

* Gibraltar will be operated as an

independent subsidiary

* BPFH will add 2 members to

the Gibraltar bank board

(1) Based on BPFH 5 day average closing price of $23.33 on April 18, 2005

Transaction Pricing

Gibraltar Florida Banks > $50mln in Deal Value

Consideration M&A Comparables (1)

(2004—YTD)

Consideration Price per Share $190.30

Aggregate Purchase Price $245 million

High Median

Price to LTM EPS 25.3x 44.3x 29.9x

Price to 2005e EPS 18.8x NA NA

Price to 2006e EPS 15.3x NA NA

Price to Book Value per Share 4.04x 5.71x 2.99x

Price to Tangible Book Value per Share 4.09x 5.75x 3.14x

Premium to Core Deposits 32.4% 39.9% 30.3%

Gibraltar Pro Forma Ownership of BPFH 12.5%

(1) The comparable group is made up of 10 Florida bank transactions where the transaction value was greater than $50 million

Financial Impact

Substantially increases Boston Private’s long-term EPS growth rate $0.03 accretive to cash EPS in 2006 Breakeven to GAAP EPS in 2006; $0.04 accretive in 2007

Pro forma cash return on tangible equity of 38% results in accelerated capital formation

Projected internal rate of return of 14% to 16%

Modest synergy projection of $1.9 million (4.5% of expenses)

Earnings per Share Impact

Financial data in millions, except per share data

2006 2007

Boston Private Net Income—Stand Alone (1) $48.1 $54.4

Gibraltar Net Income—Stand Alone (2) 14.5 17.6

Adjustments After-tax:

Funding Interest Expense (3) (3.3) (3.6)

ALCO Repositioning 0.3 0.3

Intangibles Amortization (4) (1.9) (1.7)

Cost Savings (5) 0.9 1.1

Pro Forma Net Income $58.5 $68.1

Pro Forma Avg. Diluted Shares 38.7 39.2

Pro Forma GAAP EPS $1.59 $1.82

Pro Forma Cash EPS $1.73 $1.94

Accretion to Boston Private

GAAP EPS Accretion ($) $0.00 $0.04

GAAP EPS Accretion (%) 0.3% 2.3%

Cash EPS Accretion ($) $0.03 $0.07

Cash EPS Accretion (%) 1.8% 3.5%

(1) 2006e based on First Call estimate of $1.59 and 2007e based on IBES long-term earnings growth rate of 13.2% (2) Internal projections

(3) Assumes $50 mln of trust preferred at 7% and $53 mln of borrowings at 5%, net of commitment fee on forward contract of 0.50% (4) Assumes a 2.0% core deposit intangible amortized over 8 years on a sum of years digits accelerated method (5) Assumes 4.5% cost savings of Gibraltar’s projected operating expenses

Estimated Pre-tax Synergies

($000s)

Compensation Expense $1,077 (1)

Audit & Professional Fees $216 (2)

Insurance $26 (3)

One time consultant $288

New Compliance Expense (after SOX 404) ($110)

Total Operting Expense Savings $1,497

ALCO Repositioning $450

Total 2006 Synergies $1,947

(1) Includes SARs, Chairman comp, Board comp (options & grants), temp cutbacks (2) Excess professional fees (3) Keyman insurance premium

Summary Financial Overview

($000s) BPFH(1) Gibraltar(1) Pro Forma(2)

Balance Sheet

Assets $3,270,277 $888,214 $4,370,856

Net Loans 2,263,047 835,910 3,098,957

Deposits 2,386,368 703,534 3,089,902

Financial Ratios

Loans / Deposits 96.0% 119.9% 101.5%

Tangible Equity / Tangible Assets 4.3% 5.8% 2.8%

Fully Converted T.E. / T.A. (3) 7.8% 5.8% 5.4%

Tier 1 Leverage Ratio 8.1% 7.6% 7.2%

Tier 1 / Risk Weighted Assets 10.9% 9.5% 9.6%

Total Capital Ratio 12.1% 10.6% 11.0%

(1) 2004 actuals

(2) Effects include $36 million in equity forward agreement and $50 million in trust preferred raised (3) Assumes conversion of $105 million in convertible trust preferred

Transaction Summary

Combination consistent with our strategic vision

Enhances shareholder value

Expands franchise into highly attractive communities in South Florida

Tremendous opportunity to leverage Boston Private’s Wealth Management expertise in an opportunistic market

Complementary management styles and cultural fit

Appendix

Strong Presence in Desirable Markets

CITY: Coral Gables, FL Rank Institution Type Branch Count Total Deposits in Market ($000) Total Market Share (%)

1 Mercantil Servicios Bank 4 2,264,935 22.58

2 Regions Financial Corp. (AL) Bank 5 1,968,626 19.63

3 BankUnited Financial Corp. (FL) Thrift 3 769,677 7.67

4 Wachovia Corp. (NC) Bank 5 537,689 5.36

5 Granvalor Holdings Limited Bank 1 511,555 5.10

6 BAC Florida Bank (FL) Bank 1 452,228 4.51

7 Citigroup Inc. (NY) Bank 2 401,072 4.00

8 Gibraltar Financial Corp. (FL) Thrift 2 385,601 3.84

9 Bank of America Corp. (NC) Bank 8 340,608 3.40

10 SunTrust Banks Inc. (GA) Bank 2 331,534 3.31

All Other Institutions 25 2,065,423 20.60

Totals 33 45 10,028,948 100.00

Strong market share in desirable high net worth communities.

CITY: Key Largo, FL Rank Institution Type Branch Count Total Deposits in Market ($000)

Total Market Share (%)

1 TIB Financial Corp. (FL) Bank 2 120,436 31.20

2 Bank of America Corp. (NC) Bank 3 98,251 25.46

3 Gibraltar Financial Corp. (FL) Thrift 1 62,948 16.31

4 First State Bk of the FL Keys (FL) Bank 2 62,036 16.07

5 Wachovia Corp. (NC) Bank 1 32,817 8.50

6 Cmnty Bk of South FL Inc. (FL) Bank 2 9,472 2.45

Totals 7 11 385,960 100.00

Source: SNL Securities as of 06/30/2004

# Large Potential in Miami and Ft. Lauderdale

BP | BOSTON PRIVATE
Wealth Management Group

| CITY: Miami, FL | | | | | |
|---|---|---|---|---|---|
| Rank | Institution | Type | Branch Count | Total Deposits in Market ($000) | Total Market Share (%) |
| 1 | Bank of America Corp. (NC) | Bank | 80 | 8,188,201 | 21.12 |
| 2 | Wachovia Corp. (NC) | Bank | 61 | 7,495,310 | 19.33 |
| 3 | SunTrust Banks Inc. (GA) | Bank | 17 | 3,452,985 | 8.91 |
| 4 | Ocean Bankshares Inc. (FL) | Bank | 11 | 3,298,659 | 8.51 |
| 5 | Washington Mutual Inc. (WA) | Thrift | 29 | 2,066,030 | 5.33 |
| 6 | Citigroup Inc. (NY) | Bank | 13 | 1,976,951 | 5.10 |
| 7 | Northern Trust Corp. (IL) | Bank | 2 | 1,014,147 | 2.62 |
| 8 | City National Bancshares Inc. (FL) | Bank | 8 | 1,003,838 | 2.59 |
| 9 | Regions Financial Corp. (AL) | Bank | 34 | 951,239 | 2.45 |
| 10 | Colonial BancGroup Inc. (AL) | Bank | 9 | 716,264 | 1.85 |
| | Institutions Ranked 11-28 | | 82 | 5,716,480 | 14.75 |
| **29** | **Gibraltar Financial Corp. (FL)** | **Thrift** | **1** | **184,579** | **0.48** |
| | All Other Institutions | | 79 | 2,707,483 | 6.97 |
| | **Totals** | **66** | **340** | **38,772,166** | **100** |

| CITY: Fort Lauderdale, FL | | | | | |
|---|---|---|---|---|---|
| Rank | Institution | Type | Branch Count | Total Deposits in Market ($000) | Total Market Share (%) |
| 1 | Bank of America Corp. (NC) | Bank | 35 | 3,751,490 | 40.58 |
| 2 | Wachovia Corp. (NC) | Bank | 24 | 1,450,517 | 15.69 |
| 3 | SunTrust Banks Inc. (GA) | Bank | 9 | 1,126,126 | 12.18 |
| 4 | BankAtlantic Bancorp Inc. (FL) | Thrift | 8 | 835,919 | 9.04 |
| 5 | Colonial BancGroup Inc. (AL) | Bank | 6 | 283,818 | 3.07 |
| 6 | Northern Trust Corp. (IL) | Bank | 2 | 273,879 | 2.96 |
| 7 | Citigroup Inc. (NY) | Bank | 2 | 209,578 | 2.27 |
| 8 | Washington Mutual Inc. (WA) | Thrift | 3 | 208,471 | 2.26 |
| 9 | Giant Holdings Inc. (FL) | Bank | 1 | 200,814 | 2.17 |
| 10 | Golden West Financial (CA) | Thrift | 1 | 82,949 | 0.90 |
| | Institutions Ranked 11-18 | | 12 | 500,914 | 5.43 |
| **19** | **Gibraltar Financial Corp. (FL)** | **Thrift** | **1** | **44,854** | **0.49** |
| | All Other Institutions | | 19 | 274,518 | 2.97 |
| | **Totals** | **33** | **83** | **9,243,847** | **100** |

Source: SNL Securities as of 06/30/2004

23

Pro Forma Deposit Composition

BPFH

CDs > $100k 17.4%

CDs < $100k 4.5% Savings 1.6%

Demand Deposits 19.4%

NOW Deposits 9.6%

Money Market 47.5% $2.4 billion

Gibraltar

Savings 0.9%

CDs < $100k 1.9%

CDs > $100k 15.1%

Demand Deposits 20.2%

Money Market 32.1%

NOW Deposits 29.7%

Pro Forma

CDs > $100k 16.9%

CDs < $100k 3.9%

Savings 1.4%

Demand Deposits 19.6%

Money Market 44.0%

NOW Deposits 14.2% $3.1 billion $704 million

Source: FDIC and company financials for year ending 12/31/04

Pro Forma Loan Composition

BPFH

Heloc 2.1%

C&I 8.7%

Consumer 0.2%

Other 1.2%

Construction 8.1%

Commercial RE

31.1%

1-4 Family RE

43.7%

Multifamily RE

4.9% $2.3 billion

Gibraltar

HELOC 13.2%

C&I 3.1%

Consumer 6.0%

Construction 11.7%

Commercial RE

21.8%

1-4 Family RE

35.8%

Multifamily RE

8.5% $845 million

Pro Forma

HELOC

5.2%

C&I 7.2%

Consumer 1.8%

Other 0.8%

Construction 9.1%

Commercial RE

28.5%

1-4 Family RE

41.6%

Multifamily RE

5.9% $3.1 billion

Source: FDIC and company financials for year ending 12/31/04

Strong Asset Quality

At and for the twelve months ended December 31, 2004

($000s)

BPFH Gibraltar Pro Forma

Gross Loans $2,290,984 $843,771 $3,134,755

Reserves 27,937 7,861 35,798

Non Performing Loans 1,137 2,938 4,075

OREO 377 0 377

Non Performing Assets $1,514 $2,938 $4,452

Asset Quality Ratios:

Reserves / Loans (%) 1.22% 0.93% 1.14%

Reserves / NPLs (%) 2457% 268% 878%

NPLs / Loans (%) 0.05% 0.35% 0.13%

NPAs / Loans + OREO (%) 0.07% 0.35% 0.14%

NCO’s / Average Loans 0.00% 0.00% 0.00%

Source: Company and SEC filings